UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10501

Name of Fund: BlackRock Municipal 2018 Term Trust (BPK)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Municipal 2018 Term Trust, 55 East 52nd Street, New York, NY 10055.

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2009

Date of reporting period: 12/31/2009

Item 1 – Report to Stockholders

EQUITIES  FIXED INCOME  REAL ESTATE  LIQUIDITY  ALTERNATIVES  BLACKROCK SOLUTIONS

Annual Report

DECEMBER 31, 2009

BlackRock Insured Municipal Term Trust Inc. (BMT)

BlackRock Municipal 2018 Term Trust (BPK)

BlackRock California Municipal 2018 Term Trust (BJZ)

BlackRock New York Municipal 2018 Term Trust (BLH)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

2	ANNUAL REPORT	DECEMBER 31, 2009

Dear Shareholder

In 2009, investors worldwide witnessed a seismic shift in market sentiment as the fear and pessimism that characterized 2008 were replaced by guarded optimism. The single most important reason for this change was the swing from a deep global recession to the beginnings of a global recovery.

At the outset of the year, markets were still reeling from 2008’s nearly unprecedented global financial and economic meltdown. The looming threat of further collapse in global markets prompted stimulus packages and central bank interventions on an extraordinary scale worldwide. Ultimately, these actions helped stabilize the financial system, and the economic contraction began to abate.

Stocks fell sharply to start 2009 as investor confidence remained low on fears of an economic depression. After touching their lows in March, stocks galloped higher as massive, coordinated global monetary and fiscal stimulus began to reflate world economies. Sidelined cash poured into the markets, triggering a dramatic and steep upward rerating of stocks and other risk assets. The financial sector and low-quality securities that had been battered most in the downturn enjoyed the sharpest recovery. The experience in international markets was similar to that seen in the United States. European stocks slightly edged out other developed markets for the year, but emerging markets were the clear winners in 2009. To some extent, this outperformance reflected the stronger recoveries in emerging economies and corporate earnings, but emerging market stocks also saw significant expansion in valuations.

The improvement in the economic backdrop was reflected in fixed income markets as well, where non-Treasury assets made a robust recovery. One of the major themes for 2009 was the reversal of the flight-to-quality trade seen in 2008. As investors grew more comfortable with risk, high yield finished the year as the strongest-performing fixed income sector in both the taxable and tax-exempt space. Overall, the municipal market made a strong showing, outpacing most taxable sectors. Despite fundamental challenges, the technical picture remained supportive of the asset class. Municipal fund inflows had a record-setting year; investor expectations of higher taxes boosted demand; and the Build America Bonds program was deemed a success, adding $65 billion of taxable supply to the municipal marketplace in 2009. Notably, the program has alleviated tax-exempt supply pressure and attracted the attention of a global audience.

All told, the rebound in sentiment and global market conditions propelled virtually every major benchmark index into positive territory for both the 6- and 12-month periods, with the notable exception of Treasury bonds, which were negatively affected by rising long-term rates.

Total Returns as of December 31, 2009	6-month	12-month

US equities (S&P 500 Index)	22.59%	26.46%

Small cap US equities (Russell 2000 Index)	23.90	27.17

International equities (MSCI Europe, Australasia, Far East Index)	22.07	31.78

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(1.06)	(9.71)

Taxable fixed income (Barclays Capital US Aggregate Bond Index)	3.95	5.93

Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	6.10	12.91

High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	21.27	58.76

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment improved dramatically in the past year, but uncertainty and risk remain. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit the most recent issue of our award-winning Shareholder® magazine at www.blackrock.com/shareholdermagazine. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the new year and beyond.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Announcement to Shareholders

On December 1, 2009, BlackRock, Inc. and Barclays Global Investors, N.A. combined to form one of the world’s preeminent investment management firms. The new company, operating under the BlackRock name, manages $3.346 trillion in assets* and offers clients a full complement of worldwide active management, enhanced and index investment strategies and products, including individual and institutional separate accounts, mutual funds and other pooled investment vehicles, and the industry-leading iShares platform of exchange traded funds.

*	Data is as of December 31, 2009.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Trust Summary as of December 31, 2009	BlackRock Insured Municipal Term Trust Inc.

Investment Objective

BlackRock Insured Municipal Term Trust Inc. (BMT) (the “Trust”) seeks to provide monthly income that is exempt from regular federal income tax and to return $10 per share (the initial offering price) to investors on or about December 31, 2010.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended December 31, 2009, the Trust returned 7.42% based on market price and 3.33% based on net asset value (“NAV”). For the same period, the closed-end Lipper Insured Municipal Debt Funds (Leveraged) category posted an average return of 42.54% based on market price and 26.92% on a NAV basis. All returns reflect reinvestment of dividends. The Trust moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The Trust’s stated goal is to return $10 per share to shareholders on or about December 31, 2010, and therefore it owns bonds that mature close to this date. The short-term nature of the issues owned did not allow for the same price performance seen in the Lipper category, which includes longer-term issues. On the positive side, the Trust benefited from the high book yields of issues owned, which provided significant above-market interest accrual. The high quality of issues owned also was beneficial as monoline insurers became less of a market factor.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BMT
Initial Offering Date	February 20, 1992
Termination Date (on or about)	December 31, 2010
Yield on Closing Market Price as of December 31, 2009 ($10.45)[1]	3.49%
Tax Equivalent Yield[2]	5.37%
Current Monthly Distribution per Common Share[3]	$0.030417
Current Annualized Distribution per Common Share[3]	$0.365004

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	12/31/09	12/31/08	Change	High	Low

Market Price	$10.45	$10.16	2.85%	$10.52	$10.10
Net Asset Value	$10.20	$10.31	(1.07)%	$10.43	$10.20

The following unaudited charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocation

	12/31/09	12/31/08

County/City/Special District/School District	39%	39%
Utilities	34	33
State	14	15
Health	9	9
Transportation	2	2
Education	2	2

Credit Quality Allocation[4]

	12/31/09	12/31/08

AAA/Aaa	31%	33%
AA/Aa	48	55
A	15	10
Not Rated[5]	6	2

[4]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

[5]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of December 31, 2009 and 2008, the market value of these securities was $15,261,630, representing 6% and $3,733,554, representing 1%, respectively, of the Trust’s long-term investments.

4	ANNUAL REPORT	DECEMBER 31, 2009

Trust Summary as of December 31, 2009	BlackRock Municipal 2018 Term Trust

Investment Objective

BlackRock Municipal 2018 Term Trust (BPK) (the “Trust”) seeks to provide monthly income that is exempt from regular federal income tax and to return $15 per share (the initial offering price) to investors on or about December 31, 2018.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended December 31, 2009, the Trust returned 24.20% based on market price and 30.92% based on NAV. For the same period, the closed-end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of 51.83% based on market price and 35.07% on a NAV basis. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The Trust’s stated goal is to return $15 per share to shareholders on or about December 31, 2018. For that reason, the Trust invests primarily in issues generally shorter in maturity than the Lipper category. These shorter-maturity issues will not have as great a price improvement in a declining interest rate environment. Nevertheless, the Trust performed well in a declining interest rate environment, and benefited from its allocation to the health sector, which outperformed for the period. Exposure to higher-yielding issues — which saw spreads to high-grade issues compress — also aided performance. The Trust also earned additional income from leverage as borrowing costs on short-term debt reached historic lows.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BPK
Initial Offering Date	October 26, 2001
Termination Date (on or about)	December 31, 2018
Yield on Closing Market Price as of December 31, 2009 ($15.15)[1]	6.18%
Tax Equivalent Yield[2]	9.51%
Current Monthly Distribution per Common Share[3]	$0.078
Current Annualized Distribution per Common Share[3]	$0.936
Leverage as of December 31, 2009[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents Auction Market Preferred Shares (“Preferred Shares”) and tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 8.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	12/31/09	12/31/08	Change	High	Low

Market Price	$15.15	$12.97	16.81%	$16.10	$12.92
Net Asset Value	$14.32	$11.63	23.13%	$14.57	$11.63

The following unaudited charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocation

	12/31/09	12/31/08

Corporate	24%	21%
Health	20	25
County/City/Special District/School District	16	17
Housing	11	11
Transportation	10	7
State	8	7
Education	4	6
Utilities	6	4
Tobacco	1	2

Credit Quality Allocation[5]

	12/31/09	12/31/08

AAA/Aaa	21%	22%
AA/Aa	14	22
A	25	12
BBB/Baa	23	23
BB/Ba	1	2
B	5	3
CCC/Caa	3	3
Not Rated[6]	8	13

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of December 31, 2009 and 2008, the market value of these securities was $10,394,299, representing 3% and $2,825,529, representing 1%, respectively, of the Trust’s long-term investments.

ANNUAL REPORT	DECEMBER 31, 2009	5

Trust Summary as of December 31, 2009	BlackRock California Municipal 2018 Term Trust

Investment Objective

BlackRock California Municipal 2018 Term Trust (BJZ) (the “Trust”) seeks to provide monthly income that is exempt from regular federal and California income taxes and to return $15 per share (the initial offering price) to investors on or about December 31, 2018.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended December 31, 2009, the Trust returned 37.46% based on market price and 27.09% based on NAV. For the same period, the closed-end Lipper California Municipal Debt Funds category posted an average return of 47.43% based on market price and 29.45% on a NAV basis. All returns reflect reinvestment of dividends. The Trust moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The Trust’s stated goal is to return $15 per share to shareholders on or about December 31, 2018. For that reason, the Trust invests primarily in issues of generally shorter maturities than the Lipper category. This does not allow for as great a price appreciation in a declining interest rate environment. On the positive side, the Trust’s allocation to the health sector was beneficial as this sector outperformed the general market. The Trust also earned additional income from leverage as borrowing costs on short-term debt reached historic lows.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BJZ
Initial Offering Date	October 26, 2001
Termination Date (on or about)	December 31, 2018
Yield on Closing Market Price as of December 31, 2009 ($15.09)[1]	5.73%
Tax Equivalent Yield[2]	8.82%
Current Monthly Distribution per Common Share[3]	$0.072
Current Annualized Distribution per Common Share[3]	$0.864
Leverage as of December 31, 2009[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]

Represents Preferred Shares as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 8.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	12/31/09	12/31/08	Change	High	Low

Market Price	$15.09	$11.60	30.09%	$16.07	$11.50
Net Asset Value	$14.36	$11.94	20.27%	$14.71	$11.94

The following unaudited charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocation

	12/31/09	12/31/08

County/City/Special District/School District	27%	23%
State	21	23
Transportation	17	16
Health	13	12
Utilities	8	9
Corporate	8	8
Housing	3	6
Education	3	3

Credit Quality Allocation[5]

	12/31/09	12/31/08

AAA/Aaa	20%	23%
AA/Aa	25	31
A	24	20
BBB/Baa	26	21
Not Rated[6]	5	5

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of December 31, 2009 and 2008, the market value of these securities was $3,531,800, representing 2% and $3,201,320, representing 2%, respectively, of the Trust’s long-term investments.

6	ANNUAL REPORT	DECEMBER 31, 2009

Trust Summary as of December 31, 2009	BlackRock New York Municipal 2018 Term Trust

Investment Objective

BlackRock New York Municipal 2018 Term Trust (BLH) (the “Trust”) seeks to provide monthly income that is exempt from regular federal, New York State and New York City income taxes and to return $15 per share (the initial offering price) to investors on or about December 31, 2018.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended December 31, 2009, the Trust returned 28.22% based on market price and 19.76% based on NAV. For the same period, the closed-end Lipper New York Municipal Debt Funds category posted an average return of 52.48% based on market price and 30.77% on a NAV basis. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The Trust’s stated goal is to return $15 per share to shareholders on or about December 31, 2018. For that reason, the Trust invests primarily in issues generally shorter in maturity than the Lipper category. These shorter-maturity issues will not have as great a price improvement in a declining interest rate environment. Nevertheless, the Trust performed well in a declining interest rate environment, and benefited from its allocation to the health sector, which outperformed for the period. The Trust also earned additional income from leverage as borrowing costs on short-term debt reached historic lows.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BLH
Initial Offering Date	October 26, 2001
Termination Date (on or about)	December 31, 2018
Yield on Closing Market Price as of December 31, 2009 ($16.90)[1]	5.82%
Tax Equivalent Yield[2]	8.95%
Current Monthly Distribution per Common Share[3]	$0.082
Current Annualized Distribution per Common Share[3]	$0.984
Leverage as of December 31, 2009[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]

Represents Preferred Shares as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 8.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	12/31/09	12/31/08	Change	High	Low

Market Price	$16.90	$13.97	20.97%	$17.00	$13.97
Net Asset Value	$15.57	$13.78	12.99%	$16.03	$13.78

The following unaudited charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocation

	12/31/09	12/31/08

County/City/Special District/School District	26%	25%
Education	21	16
Transportation	14	11
Health	11	10
Tobacco	10	10
State	7	11
Corporate	6	6
Utilities	4	4
Housing	1	7

Credit Quality Allocation[5]

	12/31/09	12/31/08

AAA/Aaa	21%	24%
AA/Aa	30	38
A	14	13
BBB/Baa	21	20
B	4	4
Not Rated	10[6]	1

[5]	Using the higher of S&P’s and Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities as investment grade quality. As of December 31, 2009, the market value of these securities was $4,888,793, representing 6% of the Trust’s long-term investments.

ANNUAL REPORT	DECEMBER 31, 2009	7

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and NAV of their Common Shares. However, these objectives cannot be achieved in all interest rate environments.

To leverage, certain Trusts issue Preferred Shares, which pay dividends at prevailing short-term interest rates, and invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Trust on its longer-term portfolio investments. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s Common Shareholders will benefit from the incremental net income.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with assets received from Preferred Shares issuance earn the income based on long-term interest rates. In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the Trust’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup on the Common Shares will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates of 6%, the yield curve has a negative slope. In this case, the Trust pays dividends on the higher short-term interest rates whereas the Trust’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Trust’s Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trust’s NAV positively or negatively in addition to the impact on Trust performance from leverage from Preferred Shares discussed above.

The Trusts may also leverage their assets through the use of tender option bond (“TOB”) programs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Trusts with economic benefits in periods of declining short-term interest rates, but expose the Trusts to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Trusts, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Trust’s NAVs per share.

The use of leverage may enhance opportunities for increased income to the Trusts and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Trusts’ NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Trusts’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Trusts’ net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Trust to incur losses. The use of leverage may limit each Trust’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by ratings agencies that rate preferred shares issued by the Trusts. Each Trust will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income on the Common Shares.

Under the Investment Company Act of 1940, the Trusts are permitted to issue Preferred Shares in an amount of up to 50% of their total managed assets at the time of issuance. Under normal circumstances, each Trust anticipates that the total economic leverage from Preferred Shares and/or TOBs will not exceed 50% of its total managed assets at the time such leverage is incurred. As of December 31, 2009, the Trusts had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Leverage

BPK	38%
BJZ	38%
BLH	36%

8	ANNUAL REPORT	DECEMBER 31, 2009

Schedule of Investments December 31, 2009	BlackRock Insured Municipal Term Trust Inc. (BMT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 0.9%
Alabama State Federal Highway Finance Authority, RB, GAN, Series A (MBIA), 4.50%, 3/01/11	$1,410	$1,467,810
Birmingham Jefferson Civic Center Authority, Alabama, Special Tax Bonds, Refunding, Series A (AGM), 4.38%, 1/01/11	1,000	1,011,970

		2,479,780

Alaska — 2.8%
City of Anchorage Alaska, GO, Refunding, Series B (MBIA), 4.63%, 7/01/10	6,000	6,129,540
University of Alaska, Refunding RB, General, Series K (MBIA), 3.75%, 10/01/10	1,260	1,287,846

		7,417,386

Arizona — 0.4%
City of Mesa Arizona, GO, Refunding, Series A (MBIA), 3.75%, 7/01/10	1,030	1,046,264

California — 4.5%
California State Department of Water Resources, RB, Series A:
(AMBAC), 3.60%, 5/01/10	5,000	5,049,850
(MBIA), 3.70%, 5/01/11	3,500	3,625,965
Los Angeles County, California, Capital Asset Leasing Corp., Refunding RB (AMBAC), 6.05%, 12/01/10	3,065	3,192,657
State of California, GO (MBIA), 6.80%, 11/01/10	145	147,791

		12,016,263

Colorado — 1.3%
Weld County School District No. 6 Greeley, GO, Refunding (AGM), 3.75%, 12/01/10	3,245	3,346,471

Delaware — 0.4%
Delaware River & Bay Authority, RB (MBIA), 3.75%, 1/01/11	1,015	1,042,811

District of Columbia — 4.0%
District of Columbia, GO, Refunding, Series B (AGM), 5.50%, 6/01/11	10,000	10,677,800

Florida — 2.9%
City of Tampa Florida, Refunding RB (AGM), 5.50%, 10/01/10	2,320	2,405,283
Polk County School District, RB (AGM), 5.00%, 10/01/10	5,000	5,154,950

		7,560,233

Municipal Bonds	Par (000)	Value

Hawaii — 0.4%
University of Hawaii, RB, Series A (MBIA), 3.88%, 7/15/10	$1,000	$1,016,810

Illinois — 13.2%
Chicago Park District Illinois, GO, Refunding, Parking Revenues, Series A (FGIC), 3.50%, 1/01/10 (a)	2,120	2,120,000
City of Chicago Illinois, GO, Refunding, Series A:
(AMBAC), 4.38%, 1/01/11	120	124,387
(AMBAC), 4.38%, 1/01/11 (a)	3,880	4,034,579
(MBIA), 5.00%, 1/01/11	640	668,102
(MBIA), 5.00%, 1/01/11 (a)	1,150	1,202,980
Du Page & Will Counties Community School District No. 204, Indian, GO (FGIC), 4.25%, 12/30/10 (a)	1,750	1,818,635
Du Page County Community Unit School District No. 205, Elmhurst, GO:
(FGIC), 4.50%, 1/01/11 (a)	315	327,940
(MBIA), 4.50%, 1/01/11	685	712,510
Du Page County Forest Preservation District Illinois, GO, (b):
5.95%, 11/01/10	5,000	4,973,850
6.02%, 11/01/11	11,965	11,763,150
Kane & Du Page Counties Community Unit School District No. 303, Illinois, GO, Series A (AGM), 4.00%, 1/01/11	2,265	2,345,838
State of Illinois, GO, First Series:
(AGM), 4.50%, 4/01/11	2,000	2,084,620
(MBIA), 4.50%, 2/01/11	1,500	1,555,830
Village of Orland Park Illinois, GO, Series A (MBIA), 3.50%, 12/01/10	1,025	1,054,325

		34,786,746

Indiana — 4.1%
Indiana Municipal Power Agency, RB, Series A (AMBAC), 4.50%, 1/01/11	2,635	2,726,276
Indianapolis Local Public Improvement Bond Bank, RB, Waterworks Project, Series A (MBIA):
4.25%, 7/01/10	2,085	2,121,675
4.38%, 1/01/11	2,815	2,912,737
4.38%, 7/01/11	2,950	3,092,898

		10,853,586

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ACA	American Capital Assurance
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
CAB	Capital Appreciation Bonds
COP	Certificates of Participation
EDA	Economic Development Authority
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
GAN	Grant Anticipation Notes
GNMA	Government National Mortgage Association
GO	General Obligation Bonds
HFA	Housing Finance Agency
IDA	Industrial Development Authority
IDB	Industrial Development Board
ISD	Independent School District
MBIA	Municipal Bond Investors Assurance (National Public Finance Guaranty Corp.)
PSF-GTD	Permanent School Fund Guaranteed
RB	Revenue Bonds
S/F	Single-Family
TE	Tax Exempt

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	9

Schedule of Investments (continued)	BlackRock Insured Municipal Term Trust Inc. (BMT)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Kansas — 0.8%
Kansas Development Finance Authority, RB, Public Water Supply Revolving Loan, Series 2 (AMBAC):
4.13%, 4/01/10	$1,025	$1,034,809
4.25%, 4/01/11	1,000	1,045,890

		2,080,699

Kentucky — 4.0%
Kentucky Economic Development Finance Authority, Refunding RB, Norton Healthcare Inc., Series B (MBIA), 5.37%, 10/01/10 (b)	10,890	10,665,230

Louisiana — 2.0%
Louisiana Public Facilities Authority, Refunding RB, Ochsner Clinic Foundation Project, Series A (MBIA), 4.00%, 5/15/11 (a)	5,000	5,235,200

Michigan — 1.1%
Wyandotte City School District Michigan, GO, Building & Site (AGM), 4.00%, 5/01/11	2,810	2,921,894

Minnesota — 0.2%
Southern Minnesota Municipal Power Agency, Refunding RB, Series B, 5.75%, 1/01/11 (a)	590	597,605

New Jersey — 0.8%
Monmouth County Improvement Authority, RB, Governmental Loan (AGM), 3.38%, 12/01/10	1,000	1,027,290
Newark Housing Authority, RB, South Ward Police Facility (AGC), 3.50%, 12/01/10	1,000	1,023,350

		2,050,640

New Mexico — 2.2%
New Mexico Finance Authority, RB, Public Project Revolving Fund, Series A (MBIA):
4.20%, 6/01/10	1,005	1,021,201
3.40%, 6/01/11	1,258	1,306,081
4.30%, 6/01/11	950	998,346
New Mexico State Transportation Commission, Refunding RB, Subordinate Lien Tax, Series B (AMBAC), 4.75%, 6/15/11 (a)	2,230	2,366,476

		5,692,104

New York — 5.9%
Long Island Power Authority, Refunding RB, General, Series A (AMBAC), 5.50%, 12/01/10	8,950	9,342,995
New York State Dormitory Authority, RB, Pratt Institute, Series C (AGC), 2.50%, 7/01/10	890	898,651
New York State Thruway Authority, RB, Transportation, Series A (AGM), 5.00%, 3/15/11	5,000	5,272,550

		15,514,196

Ohio — 0.4%
City of Akron Ohio, GO, Refunding (MBIA), 4.00%, 12/01/10	1,000	1,031,220
Ohio State Building Authority, Refunding RB, State Facilities, Adult Correction, Series A (AGM), 5.50%, 10/01/10	150	155,816

		1,187,036

Municipal Bonds	Par (000)	Value

Oregon — 3.0%
Washington & Clackamas Counties School District No. 23 J. Tigard, Oregon, GO (MBIA):
4.00%, 6/15/10	$3,820	$3,885,475
4.00%, 6/15/11	3,720	3,908,232

		7,793,707

Pennsylvania — 3.4%
Pennsylvania Higher Educational Facilities Authority, RB, UPMC Health System, Series A (AGM), 5.25%, 8/01/10	7,500	7,601,175
Wilson School District Pennsylvania, GO, Refunding, Second Series (AGM), 4.00%, 5/15/10	1,250	1,267,225

		8,868,400

Rhode Island — 2.0%
Rhode Island Clean Water Finance Agency, RB, Series A (MBIA), 6.70%, 10/01/10	105	106,526
Rhode Island State & Providence Plantations, GO, Refunding, Consolidated Capital Development Loan, Series B (FGIC), 4.20%, 6/01/10	5,000	5,082,000

		5,188,526

Tennessee — 0.8%
City of Clarksville Tennessee, Refunding RB (AGM):
4.45%, 2/01/10	1,005	1,008,397
4.65%, 2/01/11	1,100	1,148,125

		2,156,522

Texas — 13.3%
Bexar Metropolitan Water District, Refunding RB (AGM):
3.70%, 5/01/10	770	778,478
3.70%, 5/01/10 (a)	315	318,503
3.80%, 5/01/11	775	806,550
3.80%, 5/01/11 (a)	315	328,535
City of Houston Texas, GO, Refunding, Public Improvement, Series A (MBIA), 5.00%, 3/01/11	5,000	5,259,100
City of Houston Texas, Refunding RB, Junior Lien, Series C (AMBAC), 6.68%, 12/01/10 (b)	10,440	10,362,013
County of Harris Texas, GO, Refunding, Tax Road, Series A (AGM), 5.00%, 10/01/10	1,500	1,552,995
Dallas Area Rapid Transit, RB, Senior Lien (AMBAC), 4.30%, 12/01/10	2,000	2,072,180
Houston Area Water Corp., RB, Northeast Water Purification Project (FGIC), 4.50%, 3/01/11 (a)	2,490	2,604,017
Katy ISD Texas, GO, Refunding, CAB, Series A (PSF-GTD), 4.83%, 2/15/11 (b)	5,550	5,517,421
Texas Municipal Power Agency, Refunding RB (MBIA), 5.50%, 9/01/10	4,000	4,127,280
University of Houston, Texas, RB, Consolidated, Series A (AGM), 4.00%, 2/15/10	1,500	1,506,795

		35,233,867

Utah — 1.2%
Jordan Valley Water Conservancy District, Refunding RB, CAB, Series A (AMBAC), 6.84%, 10/01/10 (b)	3,175	3,143,123

See Notes to Financial Statements.

10	ANNUAL REPORT	DECEMBER 31, 2009

Schedule of Investments (concluded)	BlackRock Insured Municipal Term Trust Inc. (BMT)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Washington — 11.9%
Benton County School District No. 17 Kennewick, Washington, GO, Refunding (AGM), 4.50%, 12/01/10	$7,345	$7,622,347
Chelan County School District No. 246 Wenatchee, Washington, GO (AGM), 4.50%, 12/01/10	1,000	1,037,760
City of Tacoma Washington, GO (MBIA), 4.63%, 12/01/10	1,010	1,048,239
Clark County Public Utility District No. 1, Refunding RB (AMBAC), 4.50%, 1/01/11	3,000	3,103,920
Clark County School District No. 114 Evergreen, Washington, GO (AGM), 4.13%, 12/01/10	2,040	2,110,421
Energy Northwest, Refunding RB (MBIA) (b):
CAB, Series B, 5.07%, 7/01/10	1,300	1,295,853
Series A, 6.39%, 7/01/10	3,745	3,726,537
Series A, 6.39%, 7/01/10 (a)	9,160	9,137,650
Whatcom County School District No. 503 Blaine, Washington, GO, Refunding (AGM), 4.50%, 12/01/10	2,280	2,366,503

		31,449,230

West Virginia — 4.0%
State of West Virginia, GO, State Road (AGM), 5.50%, 6/01/10	1,040	1,062,651
West Virginia EDA, RB, Correctional, Juvenile & Public Safety Facilities, Series A (MBIA):
4.50%, 6/01/10	3,705	3,757,278
4.50%, 6/01/11	4,420	4,614,038
West Virginia School Building Authority, Refunding RB, Capital Improvement (AMBAC), 4.00%, 7/01/11	1,170	1,219,374

		10,653,341

Wisconsin — 2.2%
City of Appleton Wisconsin, Refunding RB (FGIC), 4.38%, 1/01/11 (a)	1,045	1,086,633
State of Wisconsin, Refunding RB, Series 2 (MBIA), 4.00%, 6/01/10	4,640	4,712,430

		5,799,063

Wyoming — 2.2%
Albany County Improvements Statutory Trust, COP (MBIA):
4.00%, 1/15/10	1,325	1,326,657
4.00%, 7/15/10	1,450	1,474,070
4.00%, 1/15/11	1,480	1,524,504
4.00%, 7/15/11	1,510	1,573,677

		5,898,908

Total Long-Term Investments (Cost — $245,526,541) — 96.3%		254,373,441

Short-Term Securities	Shares	Value

FFI Institutional Tax-Exempt Fund, 0.19% (c)(d)	7,070,509	$7,070,509

Total Short-Term Securities (Cost — $7,070,509) — 2.7%		7,070,509

Total Investments (Cost — $252,597,050*) — 99.0%		261,443,950
Other Assets Less Liabilities — 1.0%		2,600,424

Net Assets — 100.0%		$264,044,374

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$252,272,215

Gross unrealized appreciation	$9,171,735
Gross unrealized depreciation	—

Net unrealized appreciation	$9,171,735

(a)	Security is collateralized by Municipal or US Treasury Obligations.

(b)	Represent a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

FFI Institutional Tax-Exempt Fund	$7,070,509	$24,077

(d)	Represents the current yield as of report date.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayments speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1 — Short-Term Securities	$7,070,509
Level 2 — Long-Term Investments[1]	254,373,441
Level 3	—

Total	$261,443,950

[1]	See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	11

Schedule of Investments December 31, 2009	BlackRock Municipal 2018 Term Trust (BPK)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 3.1%
Courtland IDB, Alabama, Refunding RB, International Paper Co. Projects, Series A, 4.75%, 5/01/17	$1,000	$976,350
Huntsville Health Care Authority, Alabama, Refunding RB, Series A, 5.63%, 6/01/22	5,845	6,015,440

		6,991,790

Arizona — 2.7%
Phoenix Civic Improvement Corp., RB, Junior Lien, Series A, 5.00%, 7/01/21	4,660	5,218,827
Salt Verde Financial Corp., RB, Senior, 5.25%, 12/01/20	1,000	972,840

		6,191,667

California — 9.0%
Agua Caliente Band of Cahuilla Indians, RB, 5.60%, 7/01/13	1,430	1,371,656
California Pollution Control Financing Authority, Refunding, RB, Series C, AMT:
Republic Services Inc. Project, 5.25%, 6/01/23	4,055	4,011,936
Waste Management Inc. Project, 5.13%, 11/01/23	6,500	6,308,380
City of Lincoln California, Special Tax Bonds, Community Facilities District No. 2003-1, 5.90%, 9/01/13 (a)	1,100	1,306,217
Clovis Unified School District California, GO, CAB, Election 2004, Series A (MBIA), 5.12%, 8/01/21 (b)(c)	5,425	3,465,002
Los Angeles Unified School District California, GO, Series I, 5.00%, 7/01/20	3,750	4,051,650

		20,514,841

Colorado — 4.4%
Colorado Housing & Finance Authority, RB, Disposal, Waste Management Inc. Project, AMT, 5.70%, 7/01/18	5,000	5,087,550
Park Creek Metropolitan District, Colorado, Refunding RB, Senior, Limited Tax, Property Tax, 5.25%, 12/01/20	5,010	4,928,137

		10,015,687

Florida — 4.7%
Broward County School Board Florida, COP, Series A (AGM), 5.25%, 7/01/22	1,250	1,326,487
Miami Beach Health Facilities Authority, RB, Mount Sinai Medical Center of Florida, 6.75%, 11/15/21	1,975	1,991,787
Pine Island Community Development District, RB, 5.30%, 11/01/10 (d)(e)	400	389,952
Stevens Plantation Community Development District, Special Assessment Bonds, Series B, 6.38%, 5/01/13	2,270	1,860,379
Village Center Community Development District, RB, Sub-Series B, 5.88%, 1/01/15	4,305	4,184,546
Westchester Community Development District No. 1, Special Assessment Bonds, Community Infrastructure, 6.00%, 5/01/23	1,290	1,011,257

		10,764,408

Municipal Bonds	Par (000)	Value

Illinois — 15.5%
Chicago, Illinois, O’Hare International Airport, RB, General Airport, Third Lien, Series A (AMBAC):
5.00%, 1/01/19	$5,000	$5,286,250
5.00%, 1/01/20	3,000	3,145,590
City of Chicago Illinois, Refunding RB, General Airport, Third Lien, Series A, AMT (MBIA), 5.75%, 1/01/18	5,000	5,121,150
Illinois Finance Authority, RB, Educational Advancement Fund, University Center Project, 6.00%, 5/01/12 (a)	1,980	2,227,916
Illinois Finance Authority, RB, MJH Education Assistance IV LLC, Series A, 5.50%, 6/01/19 (d)(e)	2,750	1,374,972
Illinois Finance Authority, Refunding RB:
Central DuPage Health, Series B, 5.00%, 11/01/18	2,290	2,423,919
Elmhurst Memorial Healthcare, 5.50%, 1/01/22	5,000	4,935,300
Illinois Sports Facilities Authority, State Tax Supported, RB (AMBAC) (f):
5.41%, 6/15/19	1,885	1,970,108
5.46%, 6/15/20	1,985	2,067,973
5.51%, 6/15/21	2,090	2,172,513
Illinois State Toll Highway Authority, RB, Senior Priority, Series A (AGM), 5.00%, 1/01/19	2,250	2,428,042
State of Illinois, RB, Build Illinois, Series B, 5.00%, 6/15/18	2,000	2,192,600

		35,346,333

Indiana — 9.1%
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village, 6.25%, 1/01/24	3,750	3,085,988
Indiana Health Facility Financing Authority, RB, Health System, Sisters of St. Francis, 5.75%, 11/01/11 (a)	10,000	10,999,500
Indianapolis Airport Authority, Refunding RB, Special Facilities, FedEx Corp. Project, AMT, 5.10%, 1/15/17	2,500	2,483,900
Petersburg Indiana, Refunding RB, Indiana Power & Light, 5.75%, 8/01/21	4,000	4,064,560

		20,633,948

Kansas — 1.2%
Kansas Development Finance Authority, Refunding RB, Adventist Health, 5.00%, 11/15/18	2,500	2,650,550

Kentucky — 1.4%
Kentucky Housing Corp., RB, Series C, AMT, 4.63%, 7/01/22	3,195	3,172,539

Louisiana — 0.9%
Louisiana Public Facilities Authority, RB, Department of Public Safety Fire Marshal’s Headquarter Project (MBIA), 5.88%, 6/15/14	2,130	2,162,482

Maryland — 2.2%
County of Frederick Maryland, Special Tax Bonds, Urbana Community Development Authority, Series A, 5.80%, 7/01/20	4,452	4,059,378
Maryland Health & Higher Educational Facilities Authority, Refunding RB, University of Maryland Medical System, 5.00%, 7/01/18 (g)	1,000	1,049,400

		5,108,778

See Notes to Financial Statements.

12	ANNUAL REPORT	DECEMBER 31, 2009

Schedule of Investments (continued)	BlackRock Municipal 2018 Term Trust (BPK)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Massachusetts — 0.1%
Massachusetts State Water Pollution Abatement, Refunding RB, MWRA Program, Sub-Series A, 6.00%, 8/01/23	$135	$136,858

Michigan — 2.2%
Michigan State Hospital Finance Authority, Refunding RB, Hospital:
Oakwood Obligation Group, Series A, 5.00%, 7/15/18	1,000	993,810
Sparrow Obligated Group, 4.50%, 11/15/26	3,500	3,234,210
Pontiac Tax Increment Finance Authority Michigan, Tax Allocation Bonds, Refunding, Tax Increment Development (ACA), 5.38%, 6/01/12 (a)	640	712,819

		4,940,839

Mississippi — 4.1%
County of Lowndes Mississippi, Refunding RB, Weyerhaeuser Co. Project, Series A, 6.80%, 4/01/22	9,000	9,441,000

Multi-State — 11.0%
Charter Mac Equity Issuer Trust, 6.80%, 10/31/52 (h)(i)	14,000	15,080,100
MuniMae TE Bond Subsidiary LLC (h)(i)(j):
5.20%	6,000	4,254,240
Series D, 5.90%	4,000	2,215,000
San Manuel Entertainment Authority Series 04-C, 4.50%, 12/01/16 (h)	4,000	3,531,880

		25,081,220

Nevada — 2.8%
City of Henderson Nevada, Special Assessment Bonds, District No. T-18, 5.15%, 9/01/21	1,000	450,780
City of Las Vegas Nevada, Special Assessment Bonds, Summerlin Area, 5.35%, 6/01/17	1,040	924,258
Director of the State of Nevada Department of Business & Industry, RB, Republic Services Inc. Project, AMT, 5.63%, 12/01/26	5,000	5,108,300

		6,483,338

New Hampshire — 6.6%
New Hampshire Business Finance Authority, Refunding RB, Public Service Co. of New Hampshire Project (MBIA):
Series B, AMT, 4.75%, 5/01/21	6,000	5,763,600
Series C, 5.45%, 5/01/21	7,000	7,133,840
New Hampshire Health & Education Facilities Authority, RB, Exeter Project, 6.00%, 10/01/24	2,025	2,079,311

		14,976,751

New Jersey — 15.5%
New Jersey EDA, RB, Cigarette Tax, 5.50%, 6/15/24	7,000	6,822,830
New Jersey EDA, RB, Continental Airlines Inc. Project, AMT:
7.00%, 11/15/30	4,065	3,807,198
7.20%, 11/15/30	6,750	6,461,978

Municipal Bonds	Par (000)	Value

New Jersey (concluded)
New Jersey EDA, Special Assessment Bonds, Refunding, Kapkowski Road Landfill Project, 5.50%, 4/01/16	$8,410	$7,371,533
New Jersey Educational Facilities Authority, Refunding RB, University of Medicine & Dentistry, Series B, 6.25%, 12/01/18	2,500	2,720,600
New Jersey Health Care Facilities Financing Authority, Refunding RB, AtlantiCare Regional Medical Center, 5.00%, 7/01/20	1,500	1,562,805
New Jersey State Housing & Mortgage Finance Agency, Refunding RB, S/F Housing, Series T, AMT, 4.55%, 10/01/22	2,500	2,458,525
Newark Housing Authority, RB, South Ward Police Facility (AGC), 4.50%, 12/01/18	4,000	4,181,000

		35,386,469

New York — 7.1%
City of New York New York, GO, Sub-Series F-1, 5.00%, 9/01/18	7,500	8,061,375
New York City Industrial Development Agency, RB, American Airlines Inc., JFK International Airport, AMT, 7.63%, 8/01/25	3,460	3,402,529
Tobacco Settlement Financing Corp. New York, RB, Series B-1C, 5.50%, 6/01/20	4,500	4,785,075

		16,248,979

North Carolina — 4.9%
North Carolina Eastern Municipal Power Agency, Refunding RB, Series B, 4.00%, 1/01/18	3,865	3,862,372
North Carolina HFA, Refunding RB, Series 28-A, AMT, 4.65%, 7/01/23	3,140	3,091,142
Wake County Industrial Facilities & Pollution Control Financing Authority North Carolina, Refunding RB, Carolina Power & Light Co. Project, 5.38%, 2/01/17	4,000	4,270,840

		11,224,354

Ohio — 2.5%
American Municipal Power-Ohio Inc., RB, Prairie State Energy Campus Project, Series A, 5.25%, 2/15/23	5,000	5,393,600
Pinnacle Community Infrastructure Financing Authority, RB, Facilities, Series A, 6.00%, 12/01/22	438	363,899

		5,757,499

Oklahoma — 1.2%
Tulsa Airports Improvement Trust, RB, Series A, AMT, 7.75%, 6/01/35	2,700	2,644,974

Pennsylvania — 7.1%
Cumberland County Municipal Authority, RB, Diakon Lutheran, 5.75%, 1/01/19	2,375	2,404,949
Montgomery County IDA Pennsylvania, Mortgage RB, Whitemarsh Continuing Care, 6.00%, 2/01/21	2,000	1,608,460
Pennsylvania Turnpike Commission, RB, Sub-Series A (AGC), 5.00%, 6/01/22	1,000	1,075,510

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	13

Schedule of Investments (continued)	BlackRock Municipal 2018 Term Trust (BPK)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Pennsylvania (concluded)
Philadelphia Authority for Industrial Development, RB, Series B (AGM), 5.50%, 10/01/11 (a)	$5,000	$5,459,600
West Cornwall Township Municipal Authority Pennsylvania, RB, Elizabethtown College Project (a):
5.90%, 12/15/11	2,500	2,752,400
6.00%, 12/15/11	2,650	2,922,685

		16,223,604

Puerto Rico — 1.2%
Commonwealth of Puerto Rico, GO, Public Improvement, Series B, 5.25%, 7/01/17	2,665	2,713,423

South Carolina — 2.3%
South Carolina Jobs, EDA, Refunding RB, Palmetto Health Alliance, Series A, 6.13%, 8/01/23	5,000	5,132,750

Tennessee — 3.3%
Knox County Health Educational & Housing Facilities Board Tennessee, Refunding RB, CAB, Series A (AGM), 5.63%, 1/01/19 (c)	12,000	7,518,600

Texas — 16.1%
Alliance Airport Authority Texas, Refunding RB, FedEx Corp. Project, AMT, 4.85%, 4/01/21	2,000	1,937,640
Birdville ISD Texas, GO, Refunding, CAB (PSF-GTD) (c):
5.40%, 2/15/18	1,615	1,233,052
5.46%, 2/15/19	1,815	1,308,996
5.51%, 2/15/20	2,625	1,787,940
5.54%, 2/15/21	2,500	1,608,050
Brazos River Authority, Refunding RB, TXU Electric Co.Project, Series C, AMT, 5.75%, 5/01/36	10,010	9,160,251
City of Dallas Texas, Refunding RB (AGC), 5.00%, 8/15/21	2,500	2,646,100
Dallas-Fort Worth International Airport Facilities Improvement Corp., Refunding RB, Joint Series A, AMT (MBIA):
5.88%, 11/01/17	5,000	5,185,000
5.88%, 11/01/18	5,000	5,165,000
North Texas Tollway Authority, RB, Series C:
5.00%, 1/01/19	2,215	2,317,931
5.25%, 1/01/20	4,000	4,244,320

		36,594,280

U.S. Virgin Islands — 0.4%
Virgin Islands Public Finance Authority, Refunding RB, Senior Lien, Series B, 5.00%, 10/01/18	1,000	1,010,730

Virginia — 1.2%
Virginia HDA, RB, Sub-Series E-2, AMT, 4.38%, 10/01/19	2,750	2,700,583

Wisconsin — 9.3%
City of Franklin Wisconsin, RB, Waste Management Inc. Project, AMT, 4.95%, 4/01/16	1,990	1,990,915
State of Wisconsin, Refunding RB, Series A, 5.00%, 5/01/18	1,000	1,107,640
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health:
5.38%, 10/01/11 (a)	4,560	4,960,870
5.00%, 4/01/19	1,265	1,322,077
5.38%, 10/01/21	440	449,821

Municipal Bonds	Par (000)	Value

Wisconsin (concluded)
Wisconsin Health & Educational Facilities Authority, Refunding RB, Wheaton Franciscan Services, 6.25%, 2/15/12 (a)	$10,000	$11,237,100

		21,068,423

Total Municipal Bonds — 153.1%		348,837,697

Municipal Bonds Transferred to Tender Option Bond Trusts (k)

Illinois — 2.4%
City of Chicago Illinois, Refunding RB, Second Lien (FSA), 5.00%, 11/01/20	5,000	5,460,150

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 2.4%		5,460,150

Total Long-Term Investments (Cost — $354,820,865) — 155.5%		354,297,847

Short-Term Securities	Shares

FFI Institutional Tax-Exempt Fund, 0.19% (l)(m)	6,567,813	6,567,813

Total Short-Term Securities (Cost — $6,567,813) — 2.9%		6,567,813

Total Investments (Cost — $361,388,678*) — 158.4%		360,865,660
Other Assets Less Liabilities — 2.0%		4,527,954
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (1.6)%		(3,753,836)
Preferred Shares, at Redemption Value — (58.8)%		(133,859,576)

Net Assets Applicable to Common Shares — 100.0%		$227,780,202

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$357,510,861

Gross unrealized appreciation	$12,250,353
Gross unrealized depreciation	(12,645,554)

Net unrealized depreciation	$(395,201)

(a)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security is collateralized by Municipal or US Treasury Obligations.

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)	Non-income producing security.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

See Notes to Financial Statements.

14	ANNUAL REPORT	DECEMBER 31, 2009

Schedule of Investments (concluded)	BlackRock Municipal 2018 Term Trust (BPK)

(f)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(g)	When-issued security. Unsettled when-issued security transactions were as follows:

Counterparty	Market Value	Unrealized Depreciation

JPMorgan Chase Bank NA	$1,049,400	$(1,360)

(h)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(i)

Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity and is subject to mandatory redemption.

(j)	Security is perpetual in nature and has no stated maturity date.

(k)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(l)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

FFI Institutional Tax-Exempt Fund	$(9,645,827)	$1,277

(m)	Represents the current yield as of report date.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to the Trust’s most recent financial statements as contained in its annual report.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1 — Short-Term Securities	$6,567,813
Level 2 — Long-Term Investments[1]	354,297,847
Level 3	—

Total	$360,865,660

[1]	See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	15

Schedule of Investments December 31, 2009	BlackRock California Municipal 2018 Term Trust (BJZ)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

California — 130.7%

Corporate — 12.6%
California Pollution Control Financing Authority, RB, AMT:
Republic Services Inc. Project, Series B, 5.25%, 6/01/23	$2,020	$1,998,548
Waste Management Inc. Project, Series A, 5.13%, 7/01/31	4,000	4,187,720
California Pollution Control Financing Authority, Refunding RB:
Republic Services Inc. Project, Series C, AMT, 5.25%, 6/01/23	2,030	2,008,442
San Diego Gas & Electric, Series A, 5.90%, 6/01/14	3,100	3,495,033

		11,689,743

County/City/Special District/ School District — 38.9%
City of Vista California, COP, Refunding, Community Projects (MBIA):
5.00%, 5/01/19	1,000	1,049,600
4.75%, 5/01/21	1,115	1,138,471
Clovis Unified School District California, GO, CAB, Election 2004, Series A (MBIA), 5.12%, 8/01/21 (a)(b)	7,500	4,790,325
County of San Bernardino California, Special Tax Bonds, Community Facilities District No. 2002-1:
5.35%, 9/01/17	105	101,646
5.50%, 9/01/18	245	236,312
5.60%, 9/01/19	500	480,065
5.70%, 9/01/20	355	341,425
County of San Diego California, COP, Refunding, MTS Tower (AMBAC), 5.25%, 11/01/19	2,980	3,048,540
Fontana Public Finance Authority California, Tax Allocation Bonds, Refunding, North Fontana Redevelopment Project, Series A (AGM), 5.25%, 9/01/18	3,395	3,611,771
Irvine Unified School District California, Special Tax Bonds, Community Facilities District No. 86-1 (AGM), 5.25%, 9/01/18	5,000	5,335,500
Lathrop Financing Authority, RB, Water Supply Project:
5.80%, 6/01/21	995	940,176
5.85%, 6/01/22	1,040	978,713
5.90%, 6/01/23	1,000	938,250
Los Angeles Unified School District California, GO, Series I, 5.00%, 7/01/20	2,500	2,701,100
Riverside Unified School District California, GO, Series A (MBIA), 5.25%, 2/01/23	5,000	5,251,300
Santa Clara Valley Transportation Authority, RB, Series A (MBIA), 5.00%, 6/01/11 (c)	2,135	2,271,704
Stockton-East Water District, COP, Refunding, Series B (MBIA), 5.92%, 4/01/19 (a)	4,590	2,702,133

		35,917,031

Municipal Bonds	Par (000)	Value

California (continued)

Education — 4.8%
California Infrastructure & Economic Development Bank, RB, J. David Gladstone Institute Project, 5.50%, 10/01/20	$1,985	$2,013,088
California State Public Works Board, Refunding RB, Trustees of the California State University, Series A, 5.00%, 10/01/17	2,415	2,419,492

		4,432,580

Health — 20.4%
ABAG Finance Authority for Nonprofit Corps., RB, San Diego Hospital Association, Series C, 5.38%, 3/01/21	2,100	2,117,367
California Health Facilities Financing Authority, RB, Health Facility, Adventist Health System, Series A:
5.00%, 3/01/18	1,075	1,087,782
5.00%, 3/01/19	1,000	1,007,790
5.00%, 3/01/20	2,060	2,070,032
5.00%, 3/01/24	1,355	1,330,637
California Infrastructure & Economic Development Bank, RB, Kaiser Hospital Assistance I-LLC, Series A, 5.55%, 8/01/31	6,500	6,516,380
California Statewide Communities Development Authority, Refunding RB, Daughters of Charity Health, Series A, 5.25%, 7/01/24	5,000	4,728,100

		18,858,088

State — 15.0%
California State Public Works Board, Refunding RB, California Community Colleges, Series A, 5.00%, 12/01/17	2,020	2,023,777
State of California, GO:
5.00%, 11/01/11 (c)	4,740	5,121,475
5.00%, 11/01/20	260	264,290
State of California, GO, Refunding, Veterans, Series BZ, AMT (MBIA), 5.35%, 12/01/21	6,500	6,474,195

		13,883,737

Transportation — 26.4%
City of Long Beach California, RB, Series A, AMT (MBIA), 5.25%, 5/15/18	5,000	5,066,100
Foothill Eastern Transportation Corridor Agency California, Refunding RB, CAB, 5.88%, 1/15/21 (a)	20,000	9,229,200
Los Angeles Harbor Department, Refunding RB, Series B, AMT (AMBAC), 5.50%, 8/01/21	10,025	10,135,776

		24,431,076

See Notes to Financial Statements.

16	ANNUAL REPORT	DECEMBER 31, 2009

Schedule of Investments (continued)	BlackRock California Municipal 2018 Term Trust (BJZ)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

California (concluded)

Utilities — 12.6%
California State Department of Water Resources, RB:
Series A, 5.13%, 5/01/12 (c)	$6,500	$7,221,500
Series H, Power Supply, 5.00%, 5/01/22	3,500	3,725,365
Los Angeles Department of Water & Power, RB, Series B, 5.00%, 7/01/18	600	678,678

		11,625,543

Total Municipal Bonds in California		120,837,798

Multi-State — 8.8%

County/City/Special District/ School District — 3.8%
San Manuel Entertainment Authority Series 04-C, 4.50%, 12/01/16 (d)	4,000	3,531,880

Housing — 5.0%
MuniMae TE Bond Subsidiary LLC, 7.50% (d)(e)(f)	4,935	4,576,753

Total Municipal Bonds in Multi-State		8,108,633

Puerto Rico — 15.2%

State — 15.2%
Commonwealth of Puerto Rico, GO, Public Improvement, Series B, 5.25%, 7/01/17	1,035	1,053,806
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities:
Series C, 5.75%, 7/01/19	4,405	4,554,770
Series C, 5.75%, 7/01/19 (b)	5	6,139
Series M, 6.00%, 7/01/20	1,000	1,050,060
Series M, 6.25%, 7/01/21	1,000	1,067,700
Puerto Rico Public Finance Corp., RB, Commonwealth Appropriation, Series E, 5.70%, 2/01/10 (c)	6,250	6,277,750

Total Municipal Bonds in Puerto Rico		14,010,225

U.S. Virgin Islands — 3.1%

State — 3.1%
Virgin Islands Public Finance Authority, RB, Senior Lien, Matching Fund Loan Note, Series A:
5.25%, 10/01/17	360	368,743
5.25%, 10/01/19	455	459,241
5.25%, 10/01/21	460	461,877
5.25%, 10/01/22	315	316,285
5.25%, 10/01/23	960	963,120
5.25%, 10/01/24	300	300,849

Total Municipal Bonds in the U.S. Virgin Islands		2,870,115

Total Long-Term Investments (Cost — $146,293,857) — 157.8%		145,826,771

Short-Term Securities	Shares	Value

CMA California Municipal Money Fund, 0.04% (g)(h)	215,269	$215,269

Total Short-Term Securities (Cost — $215,269) — 0.2%		215,269

Total Investments (Cost — $146,509,126*) — 158.0%		146,042,040

Other Assets Less Liabilities — 2.1%		1,897,616

Preferred Shares, at Redemption Value — (60.1)%		(55,529,591)

Net Assets Applicable to Common Shares — 100.0%		$92,410,065

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$146,548,845

Gross unrealized appreciation	$3,157,039
Gross unrealized depreciation	(3,663,844)

Net unrealized depreciation	$(506,805)

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	Security is collateralized by Municipal or US Treasury Obligations.

(c)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)

Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity and is subject to mandatory redemption.

(f)	Security is perpetual in nature and has no stated maturity date.

(g)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

CMA California Municipal Money Fund	$(2,018,676)	$1,838

(h)	Represents the current yield as of report date.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	17

Schedule of Investments (concluded)	BlackRock California Municipal 2018 Term Trust (BJZ)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayments speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1 — Short-Term Securities	$215,269
Level 2 — Long-Term Investments[1]	145,826,771
Level 3	—

Total	$146,042,040

[1]	See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

18	ANNUAL REPORT	DECEMBER 31, 2009

Schedule of Investments December 31, 2009	BlackRock New York Municipal 2018 Term Trust (BLH)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New York — 140.9%

Corporate — 9.8%
Jefferson County Industrial Development Agency New York, Refunding RB, Solid Waste, Series A, AMT, 5.20%, 12/01/20	$2,450	$2,331,812
New York City Industrial Development Agency, RB, Airlines Inc., JFK International Airport, AMT, 7.50%, 8/01/16	1,000	992,050
Port Authority of New York & New Jersey, RB, Continental Airlines, Inc. and Eastern Air Lines, Inc. Project, LaGuardia, AMT, 9.13%, 12/01/15	2,195	2,197,898

		5,521,760

County/City/Special District/School District — 38.7%
City of New York New York, GO:
Series B, 5.38%, 12/01/11 (a)	3,475	3,791,920
Series B, 5.38%, 12/01/20	525	539,411
Series G, 5.75%, 8/01/12 (a)	1,890	2,131,315
Series G, 5.75%, 8/01/18	3,110	3,389,993
Series M, 5.00%, 4/01/23	1,390	1,450,465
County of Nassau New York, GO, Refunding, General Improvement, Series C (AGC), 5.25%, 10/01/22	2,500	2,826,200
New York City Transitional Finance Authority, RB:
Fiscal 2008, Series S-1, 5.00%, 1/15/23	1,400	1,484,448
Future Tax Secured, Series B, 5.00%, 5/01/18	3,000	3,216,210
New York State Dormitory Authority, RB, Series A:
City University System, Consolidated 4th General, 5.13%, 7/01/11 (a)	1,800	1,923,696
State University Dormitory Facilities, 5.00%, 7/01/18	1,045	1,162,228

		21,915,886

Education — 32.3%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A, 7.00%, 5/01/25	450	283,496
New York City Industrial Development Agency, RB, YMCA of Greater New York Project, 5.25%, 8/01/21	4,000	4,029,520
New York Liberty Development Corp., RB, National Sports Museum Project, Series A, 6.13%, 2/15/19 (b)(c)	525	5
New York State Dormitory Authority, RB:
Brooklyn Law School, Series A (Radian), 5.50%, 7/01/18	1,000	1,029,440
Pratt Institute, Series C (AGC), 5.00%, 7/01/19	600	665,298
University of Rochester, Series A, 5.00%, 7/01/21	1,155	1,259,366
Yeshiva University, 5.00%, 9/01/27	2,000	2,137,420
Niagara County Industrial Development Agency, Refunding RB, Niagara University Project, Series A (Radian), 5.35%, 11/01/23	4,180	4,213,524

Municipal Bonds	Par (000)	Value

New York (concluded)

Education (concluded)
Westchester County Industrial Development Agency New York, RB, Purchase College Foundation Housing, Series A (AMBAC), 5.13%, 12/01/22	$3,710	$3,776,557
Yonkers Industrial Development Agency New York, RB, Sarah Lawrence College Project, Series A:
5.00%, 6/01/18	500	505,800
5.00%, 6/01/19	400	400,580

		18,301,006

Health — 16.3%
East Rochester Housing Authority New York, Refunding RB (GNMA), Genesee Valley Nursing Center (FHA), 5.20%, 12/20/24	1,265	1,293,943
Oneida Health Care Corp. New York, Refunding RB, Residential Health Care Project (Radian), 5.30%, 2/01/21	4,130	4,068,628
Orange County Industrial Development Agency New York, Refunding RB, St. Luke’s Hospital Newburgh New York Project, Series A (Radian), 5.38%, 12/01/21	3,875	3,839,544

		9,202,115

Housing — 1.8%
New York State Dormitory Authority, RB, Willow Towers Inc. Project (GNMA), 5.25%, 2/01/22	1,000	1,044,550

State — 6.2%
New York State Dormitory Authority, RB, Mental Health Services:
2007, Series B (MBIA), 5.50%, 8/15/11 (a)	80	86,387
2007, Series B (MBIA), 5.50%, 8/15/20 (a)	30	32,380
2008, Series A, 5.00%, 2/15/18	120	120,200
Series B (MBIA), 5.50%, 8/15/11 (a)	2,510	2,710,398
New York State Urban Development Corp., RB, State Personal Income Tax, Series A-1, 5.00%, 12/15/22	500	552,850

		3,502,215

Tobacco — 12.2%
Rockland Tobacco Asset Securitization Corp., RB, Asset-Backed, 5.63%, 8/15/35	4,000	3,509,560
TSASC, Inc. New York, RB, Tobacco Settlement Asset-Backed, Series 1, 5.75%, 7/15/12 (a)	3,000	3,369,330

		6,878,890

Transportation — 21.7%
Metropolitan Transportation Authority, Refunding RB, Series A (MBIA), 5.13%, 11/15/21	5,000	5,212,200
New York State Thruway Authority, RB, Transportation, Series A, 5.00%, 3/15/20	2,750	3,073,318
Port Authority of New York & New Jersey, RB, Consolidated, 126th Series, AMT (MBIA), 5.00%, 11/15/18	3,885	3,967,751

		12,253,269

Utilities — 1.9%
Long Island Power Authority, Refunding RB, Series A, 5.25%, 4/01/21	1,000	1,088,770

Total Municipal Bonds in New York		79,708,461

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	19

Schedule of Investments (concluded)	BlackRock New York Municipal 2018 Term Trust (BLH)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Puerto Rico — 11.2%

State — 4.4%
Puerto Rico Public Finance Corp., RB, Commonwealth Appropriation, Series E, 5.70%, 2/01/10 (a)	$2,500	$2,511,100

Tobacco — 3.1%
Children’s Trust Fund, Refunding RB, Asset-Backed, 5.63%, 5/15/43	2,000	1,728,660

Utilities — 3.7%
Puerto Rico Electric Power Authority, RB, Series WW, 5.50%, 7/01/21	2,000	2,097,480

Total Municipal Bonds in Puerto Rico		6,337,240

Total Long-Term Investments (Cost — $83,955,673) — 152.1%		86,045,701

Short-Term Securities	Shares

CMA New York Municipal Money Fund, 0.04% (d)(e)	776,225	776,225

Total Short-Term Securities (Cost — $776,225) — 1.4%		776,225

Total Investments (Cost — $84,731,898*) — 153.5%		86,821,926

Other Assets Less Liabilities — 2.0%		1,160,325

Preferred Shares, at Redemption Value — (55.5)%		(31,401,966)

Net Assets Applicable to Common Shares — 100.0%		$56,580,285

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$84,724,580

Gross unrealized appreciation	$3,349,584
Gross unrealized depreciation	(1,252,238)

Net unrealized appreciation	$2,097,346

(a)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Non-income producing security.

(c)	Issuer filed for bankruptcy and/or is in default of interest payments.

(d)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

CMA New York Municipal Money Fund	$(1,910,149)	$1,593

(e)	Represents the current yield as of report date.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1 — Short-Term Securities	$776,225
Level 2 — Long-Term Investments[1]	86,045,701
Level 3	—

Total	$86,821,926

[1]	See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

20	ANNUAL REPORT	DECEMBER 31, 2009

Statements of Assets and Liabilities

December 31, 2009	BlackRock Insured Municipal Term Trust Inc. (BMT)	BlackRock Municipal 2018 Term Trust (BPK)	BlackRock California Municipal 2018 Term Trust (BJZ)	BlackRock New York Municipal 2018 Term Trust (BLH)

Assets

Investments at value — unaffiliated[1]	$254,373,441	$354,297,847	$145,826,771	$86,045,701
Investments at value — affiliated[2]	7,070,509	6,567,813	215,269	776,225
Cash	37,364	275,945	47,291	—
Interest receivable	2,140,332	4,795,065	1,949,632	1,287,337
Investments sold receivable	560,000	750,000	—	—
Income receivable — affiliated	964	564	135	81
Prepaid expenses	33,191	48,276	16,597	14,155
Other assets	65,869	37,305	7,375	4,454

Total assets	264,281,670	366,772,815	148,063,070	88,127,953

Accrued Liabilities

Investment advisory fees payable	86,025	135,765	54,990	32,544
Income dividends payable — Common Shares	—	96,581	29,409	20,622
Officer’s and Trustees’ fees payable	68,075	39,013	8,745	5,477
Other affiliates payable	—	1,753	717	429
Bank overdraft	—	—	—	59,665
Investments purchased payable	—	1,050,760	—	—
Administration fee payable	24,692	—	—	—
Interest expense and fees payable	—	3,836	—	—
Other accrued expenses payable	58,504	55,329	29,553	26,965

Total accrued liabilities	237,296	1,383,037	123,414	145,702

Other Liabilities

Trust certificates[3]	—	3,750,000	—	—

Total Liabilities	237,296	5,133,037	123,414	145,702

Preferred Shares at Redemption Value

$25,000 per share liquidation preference, plus unpaid dividends[4,5]	—	133,859,576	55,529,591	31,401,966

Net Assets Applicable to Common Shareholders	$264,044,374	$227,780,202	$92,410,065	$56,580,285

Net Assets Applicable to Common Shareholders Consist of

Paid-in capital[6,7,8]	$239,510,175	$225,650,999	$91,218,423	$51,484,790
Undistributed net investment income	15,690,268	16,999,654	5,790,638	4,167,706
Accumulated net realized loss	(2,969)	(14,347,433)	(4,131,910)	(1,162,239)
Net unrealized appreciation/depreciation	8,846,900	(523,018)	(467,086)	2,090,028

Net Assets Applicable to Common Shareholders	$264,044,374	$227,780,202	$92,410,065	$56,580,285

Net asset value per Common Share	$10.20	$14.32	$14.36	$15.57

[1] Investments at cost — unaffiliated	$245,526,541	$354,820,865	$146,293,857	$83,955,673

[2] Investments at cost — affiliated	$7,070,509	$6,567,813	$215,269	$776,225

[3] Represents short-term floating rate certificates issued by tender option bond trusts.
[4] Preferred Shares outstanding, par value $0.001 per share	—	5,354	2,221	1,256

[5] Preferred Shares authorized	2,600	unlimited	unlimited	unlimited

[6] Par value per Common Share	$0.010	$0.001	$0.001	$0.001

[7] Common Shares outstanding	25,885,639	15,908,028	6,433,028	3,633,028

[8] Common Shares authorized	200 million	unlimited	unlimited	unlimited

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	21

Statements of Operations

Year Ended December 31, 2009	BlackRock Insured Municipal Term Trust Inc. (BMT)	BlackRock Municipal 2018 Term Trust (BPK)	BlackRock California Municipal 2018 Term Trust (BJZ)	BlackRock New York Municipal 2018 Term Trust (BLH)

Investment Income

Interest	$11,792,296	$19,667,341	$7,451,359	$4,533,938
Income — affiliated	30,276	30,994	2,556	2,028

Total income	11,822,572	19,698,335	7,453,915	4,535,966

Expenses

Investment advisory	942,859	1,402,583	573,808	345,239
Administration	269,388	—	—	—
Officer and Trustees	62,844	43,390	15,062	9,448
Accounting services	58,173	47,170	23,590	18,713
Printing	42,746	48,048	20,293	12,925
Professional	42,232	53,916	44,229	43,535
Transfer agent	29,194	26,431	21,825	18,945
Custodian	15,445	19,502	10,080	7,058
Registration	9,166	9,166	9,166	9,166
Commissions for Preferred Shares	—	200,733	82,933	46,631
Miscellaneous	55,195	64,633	42,267	36,014

Total expenses excluding interest expense and fees	1,527,242	1,915,572	843,253	547,674
Interest expense and fees[1]	—	36,562	—	—

Total expenses	1,527,242	1,952,134	843,253	547,674
Less fees waived by advisor	(10,014)	(9,906)	(11,563)	(5,891)

Total expenses after fees waived	1,517,228	1,942,228	831,690	541,783

Net investment income	10,305,344	17,756,107	6,622,225	3,994,183

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from investments	(2,969)	(199,646)	(231,875)	227,414
Net change in unrealized appreciation/depreciation on investments	(1,566,329)	40,644,425	14,764,380	5,881,828

Total realized and unrealized gain (loss)	(1,569,298)	40,444,779	14,532,505	6,109,242

Dividends to Preferred Shareholders From

Net investment income	—	(778,993)	(327,533)	(185,012)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$8,736,046	$57,421,893	$20,827,197	$9,918,413

[1] Related to tender option bond trusts.

See Notes to Financial Statements.

22	ANNUAL REPORT	DECEMBER 31, 2009

Statements of Changes in Net Assets

	BlackRock Insured Municipal Term Trust Inc. (BMT)		BlackRock Municipal 2018 Term Trust (BPK)

	Year Ended December 31,		Year Ended December 31,

Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2009	2008	2009	2008

Operations

Net investment income	$10,305,344	$12,126,102	$17,756,107	$17,884,242
Net realized gain (loss)	(2,969)	377,362	(199,646)	341,532
Net change in unrealized appreciation/depreciation	(1,566,329)	(1,304,250)	40,644,425	(53,738,867)
Dividends and distributions to Preferred Shareholders from:
Net investment income	—	(1,766,464)	(778,993)	(4,633,424)
Net realized gain	—	(67,662)	—	—

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	8,736,046	9,365,088	57,421,893	(40,146,517)

Dividends and Distributions to Common Shareholders From

Net investment income	(11,648,641)	(10,038,554)	(14,691,064)	(14,412,673)
Net realized gain	(41,210)	(275,449)	—	—

Decrease in net assets resulting from dividends and distributions to Common Shareholders	(11,689,851)	(10,314,003)	(14,691,064)	(14,412,673)

Net Assets Applicable to Common Shareholders

Total increase (decrease) in net assets applicable to Common Shareholders	(2,953,805)	(948,915)	42,730,829	(54,559,190)
Beginning of year	266,998,179	267,947,094	185,049,373	239,608,563

End of year	$264,044,374	$266,998,179	$227,780,202	$185,049,373

Undistributed net investment income	$15,690,268	$17,033,576	$16,999,654	$14,713,604

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	23

Statements of Changes in Net Assets (concluded)

	BlackRock California Municipal 2018 Term Trust (BJZ)		BlackRock New York Municipal 2018 Term Trust (BLH)

	Year Ended December 31,		Year Ended December 31,

Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2009	2008	2009	2008

Operations

Net investment income	$6,622,225	$6,729,087	$3,994,183	$3,936,643
Net realized gain (loss)	(231,875)	(406,121)	227,414	157,285
Net change in unrealized appreciation/depreciation	14,764,380	(18,265,741)	5,881,828	(8,030,460)
Dividends to Preferred Shareholders from net investment income	(327,533)	(1,870,577)	(185,012)	(1,050,987)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	20,827,197	(13,813,352)	9,918,413	(4,987,519)

Dividends to Common Shareholders From

Net investment income	(5,212,361)	(4,728,276)	(3,395,973)	(2,997,248)

Net Assets Applicable to Common Shareholders

Total increase (decrease) in net assets applicable to Common Shareholders	15,614,836	(18,541,628)	6,522,440	(7,984,767)
Beginning of year	76,795,229	95,336,857	50,057,845	58,042,612

End of year	$92,410,065	$76,795,229	$56,580,285	$50,057,845

Undistributed net investment income	$5,790,638	$4,718,071	$4,167,706	$3,764,275

See Notes to Financial Statements.

24	ANNUAL REPORT	DECEMBER 31, 2009

Financial Highlights

	BlackRock Insured Municipal Term Trust Inc. (BMT)					BlackRock Municipal 2018 Term Trust (BPK)

	Year Ended December 31,					Year Ended December 31,

	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of year	$10.31	$10.35	$10.28	$10.51	$11.05	$11.63	$15.06	$15.97	$15.71	$15.81

Net investment income	0.40 [1]	0.47 [1]	0.53	0.61	0.59	1.12 [1]	1.12 [1]	1.17	1.15	1.19
Net realized and unrealized gain (loss)	(0.06)	(0.04)	0.04	(0.18)	(0.38)	2.54	(3.35)	(0.83)	0.31	(0.25)
Dividends and distributions to Preferred Shareholders from:
Net investment income	—	(0.07)	(0.12)	(0.21)	(0.15)	(0.05)	(0.29)	(0.32)	(0.29)	(0.20)
Net realized gain	—	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]	—	—	—	—	—

Net increase (decrease) from investment operations	0.34	0.36	0.45	0.22	0.06	3.61	(2.52)	0.02	1.17	0.74

Dividends and distributions to Common Shareholders from:
Net investment income	(0.45)	(0.39)	(0.37)	(0.45)	(0.58)	(0.92)	(0.91)	(0.93)	(0.91)	(0.84)
Net realized gain	(0.00)[2]	(0.01)	(0.01)	(0.00)[2]	(0.02)	—	—	—	—	—

Total dividends and distributions	(0.45)	(0.40)	(0.38)	(0.45)	(0.60)	(0.92)	(0.91)	(0.93)	(0.91)	(0.84)

Net asset value, end of year	$10.20	$10.31	$10.35	$10.28	$10.51	$14.32	$11.63	$15.06	$15.97	$15.71

Market price, end of year	$10.45	$10.16	$9.85	$9.77	$10.36	$15.15	$12.97	$15.22	$17.01	$15.71

Total Investment Return[3]

Based on net asset value	3.33%	3.62%	4.57%	2.26%	0.37%	30.92%	(17.96)%	(0.10)%	7.46%	4.86%

Based on market price	7.42%	7.30%	4.71%	(1.40)%	(3.26)%	24.20%	(9.47)%	(5.21)%	14.46%	9.35%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses[4]	0.57%	0.67%	0.83%	1.06%	1.05%	0.92%	0.94%	0.89%	0.91%	0.91%

Total expenses after fees waived and before fees paid indirectly[4]	0.56%	0.66%	0.83%	1.06%	1.05%	0.91%	0.93%	0.89%	0.91%	0.91%

Total expenses after fees waived and paid indirectly[4]	0.56%	0.66%	0.83%	1.05%	1.04%	0.91%	0.93%	0.89%	0.90%	0.91%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4]	0.56%	0.66%	0.83%	1.05%	1.04%	0.90%[5]	0.91%[5]	0.89%[5]	0.90%[5]	0.91%[5]

Net investment income[4]	3.83%	4.50%	5.13%	5.91%	5.48%	8.36%	8.04%	7.57%	7.27%	7.53%

Dividends to Preferred Shareholders	—	0.65%	1.21%	2.04%	1.35%	0.36%	2.10%	2.08%	1.83%	1.27%

Net investment income to Common Shareholders	3.83%	3.85%	3.92%	3.87%	4.13%	8.00%	5.94%	5.49%	5.44%	6.26%

Supplemental Data

Net assets applicable to Common Shareholders, end of year (000)	$264,044	$266,998	$267,947	$266,109	$272,015	$227,780	$185,049	$239,609	$254,117	$249,890

Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	—	—	$65,000	$170,400	$170,400	$133,850	$133,850	$137,600	$137,600	$137,600

Portfolio turnover	3%	—	—	1%	—	11%	4%	7%	7%	15%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	—	—	$128,071	$64,062	$64,924	$67,546	$59,571	$68,548	$71,179	$70,407

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Do not reflect the effect of dividends to Preferred Shareholders.

[5]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	25

Financial Highlights (concluded)

	BlackRock California Municipal 2018 Term Trust (BJZ)					BlackRock New York Municipal 2018 Term Trust (BLH)

	Year Ended December 31,					Year Ended December 31,

	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of year	$11.94	$14.82	$15.26	$15.21	$15.17	$13.78	$15.98	$16.33	$16.11	$15.77

Net investment income	1.03 [1]	1.05 [1]	1.04	1.02	0.97	1.10 [1]	1.08 [1]	1.18	1.11	1.08
Net realized and unrealized gain (loss)	2.25	(2.90)	(0.44)	0.03	(0.01)	1.67	(2.16)	(0.45)	0.11	0.17
Dividends to Preferred Shareholders from net investment income	(0.05)	(0.29)	(0.29)	(0.26)	(0.18)	(0.05)	(0.29)	(0.28)	(0.26)	(0.17)

Net increase (decrease) from investment operations	3.23	(2.14)	0.31	0.79	0.78	2.72	(1.37)	0.45	0.96	1.08

Dividends to Common Shareholders from net investment income	(0.81)	(0.74)	(0.75)	(0.74)	(0.74)	(0.93)	(0.83)	(0.80)	(0.74)	(0.74)

Net asset value, end of year	$14.36	$11.94	$14.82	$15.26	$15.21	$15.57	$13.78	$15.98	$16.33	$16.11

Market price, end of year	$15.09	$11.60	$15.40	$15.94	$15.19	$16.90	$13.97	$16.18	$15.62	$15.15

Total Investment Return[2]

Based on net asset value	27.09%	(15.18)%	1.95%	5.19%	5.30%	19.76%	(9.12)%	2.89%	6.26%	7.21%

Based on market price	37.46%	(20.70)%	1.42%	10.03%	14.85%	28.22%	(9.00)%	8.92%	8.08%	7.28%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses[3]	0.96%	0.97%	0.97%	0.99%	1.01%	1.00%	1.05%	1.02%	1.07%	1.08%

Total expenses after fees waived and before fees paid indirectly[3]	0.95%	0.96%	0.94%	0.99%	1.01%	0.99%	1.02%	1.02%	1.07%	1.08%

Total expenses after fees waived and paid indirectly[3]	0.95%	0.96%	0.94%	0.97%	0.99%	0.99%	1.02%	1.01%	1.04%	1.06%

Net investment income[3]	7.56%	7.43%	7.05%	6.69%	6.39%	7.30%	7.06%	7.34%	6.84%	6.73%

Dividends to Preferred Shareholders	0.38%	2.07%	1.96%	1.73%	1.17%	0.34%	1.88%	1.72%	1.58%	1.06%

Net investment income to Common Shareholders	7.18%	5.36%	5.09%	4.96%	5.22%	6.96%	5.18%	5.62%	5.26%	5.67%

Supplemental Data

Net assets applicable to Common Shareholders, end of year (000)	$92,410	$76,795	$95,336	$98,165	$97,824	$56,580	$50,058	$58,043	$59,313	$58,525

Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	$55,525	$55,525	$55,525	$55,525	$55,525	$31,400	$31,400	$31,400	$31,400	$31,400

Portfolio turnover	5%	1%	7%	—	9%	14%	6%	6%	6%	12%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	$66,609	$59,580	$67,935	$69,214	$69,056	$70,050	$64,857	$71,230	$72,237	$71,603

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Do not reflect the effect of dividends to Preferred Shareholders.

See Notes to Financial Statements.

26	ANNUAL REPORT	DECEMBER 31, 2009

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Insured Municipal Term Trust Inc. (“BMT”), is organized as a Maryland corporation. BlackRock Municipal 2018 Term Trust (“BPK”), BlackRock California Municipal 2018 Term Trust (“BJZ”) and BlackRock New York Municipal 2018 Term Trust (“BLH”) are organized as Delaware statutory trusts. BMT and BPK are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, closed-end management investment companies. BJZ and BLH are registered as non-diversified, closed-end management investment companies under the 1940 Act. BPK, BJZ and BLH are herein referred to as the “2018 Trusts.” BMT and the 2018 Trusts are referred to herein collectively as the “Trusts” or individually as a “Trust.” The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Boards of Directors and the Boards of Trustees of the Trusts are referred to throughout this report as the “Board of Trustees” or the “Board.” The Trusts determine and make available for publication the net asset value of their Common Shares on a daily basis.

BMT will terminate on or about December 31, 2010.

The following is a summary of significant accounting policies followed by the Trusts:

Valuation: The Trusts’ policy is to value instruments at fair value. Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services selected under the supervision of each Trust’s Board. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by each Trust’s Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant.

Forward Commitments and When-Issued Delayed Delivery Securities:

Each Trust may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized gain of the commitment, which is shown on the Schedules of Investments, if any.

Municipal Bonds Transferred to Tender Option Bond Trusts: BPK leverages its assets through the use of tender option bond trusts (“TOBs”). A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Trust has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by a Trust include the right of the Trust (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to the Trust. The TOB may also be terminated without the consent of the Trust upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to the Trust, which typically invests the cash in additional municipal bonds. Each Trust’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, therefore the municipal bonds deposited into a TOB are presented in the Trusts’ Schedules of Investments and the proceeds from the issuance of the short-term floating rate certificates are shown as trust certificates in the Statements of Assets and Liabilities.

Interest income from the underlying securities is recorded by the Trusts on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Trusts. The floating rate

ANNUAL REPORT	DECEMBER 31, 2009	27

Notes to Financial Statements (continued)

certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At December 31, 2009, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for trust certificates and the interest rate on the liability for the trust certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for Trust Certificates	Interest Rate

BPK	$5,460,150	$3,750,000	0.59%

For the year ended December 31, 2009, the Trust’s average trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average Trust Certificates Outstanding	Daily Weighted Average Interest Rate

BPK	$3,750,000	0.97%

Should short-term interest rates rise, the Trusts’ investment in TOBs may adversely affect the Trusts’ investment income and distributions to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB may adversely affect the Trusts’ net asset value per share.

Zero-Coupon Bonds: Each Trust may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual method. Each Trust amortizes all premiums and discounts on debt securities.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 6.

Income Taxes: It is each Trust’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trusts’ US federal tax returns remains open for the four years ended December 31, 2009. The statutes of limitations on the Trusts’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board (“FASB”) for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Trusts’ financial statements and disclosures, if any, is currently being assessed.

In January 2010, the FASB issued amended guidance for improving disclosure about fair value measurements that adds new disclosure requirements about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Trusts’ financial statements and disclosures, if any, is currently being assessed.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Trust’s Board, non-interested Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of other certain BlackRock Closed-End Funds selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in other certain BlackRock Closed-End Funds.

28	ANNUAL REPORT	DECEMBER 31, 2009

Notes to Financial Statements (continued)

The deferred compensation plan is not funded and obligations there under represent general unsecured claims against the general assets of each Trust. Each Trust may, however, elect to invest in common shares of other certain BlackRock Closed-End Funds selected by the Independent Trustees in order to match their deferred compensation obligations. Investments to cover each Trust’s deferred compensation liability are included in other assets in the Statements of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Funds investments under the plan are included in income — affiliated in the Statements of Operations.

Bank Overdraft: BLH recorded a bank overdraft, which resulted from estimates of available cash.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee of the Trust’s average weekly net assets at the following annual rates:

BMT	0.35%
BPK	0.40%
BJZ	0.40%
BLH	0.40%

Average weekly net assets is the average weekly value of each Trust’s total assets minus the sum of its accrued liabilities.

The Manager has voluntarily agreed to waive its advisory fee by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds, which are shown as fees waived by advisor in the Statements of Operations.

The Manager has entered into a separate sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, with respect to the 2018 Trusts, under which the Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the 2018 Trusts to the Manager.

The administration fee paid to the Manager by BMT is computed weekly and payable monthly based on an annual rate of 0.10% of the Trust’s average weekly net assets.

For the year ended December 31, 2009, the 2018 Trusts reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations.

Reimbursement

BPK	$7,330
BJZ	$2,925
BLH	$1,792

Certain officers and/or trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for compensation paid to the Trusts’ Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2009 were as follows:

	Purchases	Sales

BMT	$8,402,559	$17,561,745
BPK	$46,653,237	$35,838,507
BJZ	$8,632,471	$6,356,040
BLH	$13,720,004	$11,321,620

4. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2009 attributable to the reclassification of distributions and income recognized from pass-through entities were reclassified to the following accounts:

	BMT	BJZ	BLH

Undistributed net investment income	$(11)	$(9,764)	$(9,767)
Accumulated net realized loss	$11	$9,764	$9,767

The tax character of distributions paid during the fiscal years ended December 31, 2009 and 2008 was as follows:

	BMT	BPK	BJZ	BLH

Tax-exempt income
12/31/2009	$11,648,652	$15,470,057	$5,539,894	$3,580,985
12/31/2008	$11,803,205	$18,864,773	$6,547,786	$4,004,952
Ordinary income
12/31/2008	$5,484	$181,324	$51,067	$43,283
Long-term capital gains
12/31/2009	$41,199	—	—	—
12/31/2008	$339,440	—	—	—

Total distributions
12/31/2009	$11,689,851	$15,470,057	$5,539,894	$3,580,985

12/31/2008	$12,148,129	$19,046,097	$6,598,853	$4,048,235

ANNUAL REPORT	DECEMBER 31, 2009	29

Notes to Financial Statements (continued)

As of December 31, 2009, the tax components of accumulated net earnings were as follows:

	BMT	BPK	BJZ	BLH

Undistributed tax-exempt income	$10,275,901	$16,367,734	$5,786,169	$3,908,848
Capital loss carryforwards	(2,615)	(14,264,806)	(4,077,582)	(1,154,301)
Net unrealized gains (losses)*	14,260,913	26,275	(516,945)	2,340,948

Total	$24,534,199	$2,129,203	$1,191,642	$5,095,495

*

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales, amortization methods from premiums and discounts on fixed income securities, the accrual of income on securities in default, the timing and recognition of partnership income, the treatment of residual interests in tender option bond trusts, the deferral of compensation to trustees and other book-tax temporary differences.

As of December 31, 2009, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,	BMT	BPK	BJZ	BLH

2010	—	—	$933,303	—
2011	—	—	—	$230,344
2012	—	$6,240,216	1,482,072	590,480
2013	—	—	530,943	—
2014	—	6,932,944	—	—
2015	—	889,102	470,704	333,477
2017	$2,615	202,544	660,560	—

Total	$2,615	$14,264,806	$4,077,582	$1,154,301

5. Concentration, Market and Credit Risk:

BJZ and BLH invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the risk of loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Trusts may be exposed to counterparty risk, or the risk that an entity with which the Trusts have unsettled or open transactions may default. Financial assets, which potentially expose the Trusts to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Trusts’ exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value recorded in the Trusts’ Statements of Assets and Liabilities, less any collateral held by the Trusts.

BMT invests a significant portion of its assets in the county/city/special district/school district and utilities sectors. BPK invests a significant portion of its assets in the corporate and health sectors. BJZ invests a significant portion of its assets in the county/city/special district/school district and state sectors. BLH invests a significant portion of its assets in the county/city/special district/school district and education sectors. Changes in economic conditions affecting these sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

6. Capital Share Transactions

Common Shares

BMT is authorized to issue 200 million shares, including Preferred Shares, all of which were initially classified as Common Shares, par value $0.01 per share. The 2018 Trusts are authorized to issue an unlimited number of shares, including Preferred Shares, par value $0.001 per share, all of which were initially classified as Common Shares. Each Trust’s Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders.

During the years ended December 31, 2009 and December 31, 2008 the shares issued and outstanding remained constant.

Preferred Shares

The Preferred Shares are redeemable at the option of each Trust, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The Preferred Shares are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Trust, as set forth in each Trust’s Articles of Amendment/Statement of Preferences (the “Governing Instrument”), are not satisfied.

From time to time in the future, each Trust that has issued Preferred Shares may effect repurchases of such shares at prices below their liquidation preferences as agreed upon by the Trust and seller. Each Trust also may redeem such shares from time to time as provided in the applicable Governing Instrument. Each Trust intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with the

30	ANNUAL REPORT	DECEMBER 31, 2009

Notes to Financial Statements (concluded)

holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares (b) change the Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

The Trusts had the following series of Preferred Shares outstanding, effective yields and reset frequency at December 31, 2009:

	Series	Preferred Shares	Effective Yield	Reset Frequency Days

BPK	W7	2,677	0.43%	7
	R7	2,677	0.41%	7

BJZ	M7	2,221	0.50%	7

BLH	T7	1,256	0.46%	7

Dividends on seven-day Preferred Shares are cumulative at a rate which is reset every seven days based on the results of an auction. If the Preferred Shares fail to clear the auction on an auction date, the affected Trust is required to pay the maximum applicable rate on the Preferred Shares to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on all series of Preferred Shares is the higher of 110% of AA commercial paper rate or 110% of 90% of the Kenney S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate. The low, high and average dividend rates on the Preferred Shares for each Trust for the year ended December 31, 2009 were as follows:

	Series	Low	High	Average

BPK	W7	0.37%	1.28%	0.58%
	R7	0.35%	1.28%	0.58%

BJZ	M7	0.35%	1.72%	0.59%

BLH	T7	0.38%	1.43%	0.57%

Since February 13, 2008, the Preferred Shares of each Trust failed to clear any of their auctions. As a result, the Preferred Shares dividend rates were reset to the maximum applicable rate, which ranged from 0.35% to 1.72% for the year ended December 31, 2009. A failed auction is not an event of default for the Trusts but it has a negative impact on the liquidity of Preferred Shares. A failed auction occurs when there are more sellers of a fund’s auction rate preferred shares than buyers. A successful auction for each Trust’s Preferred Shares may not occur for some time, if ever, and even if liquidity does resume, Preferred Shareholders may not have the ability to sell the Preferred Shares at their liquidation preference.

The Trusts may not declare dividends or make other distributions on Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares is less than 200%.

The Trusts pay commissions of 0.25% on the aggregate principal amount of all shares that successfully clear their auctions and 0.15% on the aggregate principal amount of all shares that fail to clear their auctions. Certain broker-dealers have individually agreed to reduce commissions for failed auctions.

Preferred Shares issued and outstanding for the year ended December 31, 2009 for all Trusts and the year ended December 31, 2008 for BJZ and BLH, remained constant.

During the year ended December 31, 2008, BMT and BPK announced the following redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal

BMT	M7	6/24/08	600	$15,000,000
	M7	11/18/08	2,000	$50,000,000

BPK	W7	6/26/08	75	$1,875,000
	R7	6/27/08	75	$1,875,000

BMT had sufficient short-term securities to satisfy the redemptions. BPK financed the Preferred Shares redemptions with cash received from TOBs.

7. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through February 25, 2010, the date the financial statements were issued and the following items were noted:

Each Trust paid a net investment income dividend on February 1, 2010 to Common Shareholders of record on January 15, 2010 as follows:

Common Dividend Per Share

BMT	$0.030417
BPK	$0.078000
BJZ	$0.072000
BLH	$0.082000

The dividends declared on Preferred Shares for the period January 1, 2010 to January 31, 2010 were as follows:

	Series	Dividends Declared

BPK	W7	$15,716
	R7	$15,547

BJZ	M7	$13,547

BLH	T7	$7,515

ANNUAL REPORT	DECEMBER 31, 2009	31

Report of Independent Registered Public Accounting Firm

To the Directors/Trustees and Shareholders of:
BlackRock Insured Municipal Term Trust Inc.
BlackRock Municipal 2018 Term Trust
BlackRock California Municipal 2018 Term Trust
BlackRock New York Municipal 2018 Term Trust
(collectively, the “Trusts”)

We have audited the accompanying statements of assets and liabilities of the Trusts, including the schedules of investments, as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trusts as of December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 25, 2010

Important Tax Information (Unaudited)

All of the net investment income distributions paid by BMT, BPK, BJZ and BLH during the taxable year ended December 31, 2009 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, BMT distributed long-term capital gains of $0.001592 per share to shareholders of record on July 1, 2009.

32	ANNUAL REPORT	DECEMBER 31, 2009

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Plan Agent”) in the respective Trust’s shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After the Trusts declare a dividend or determine to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ account by the purchase of outstanding shares on the open market, on the Trust’s primary exchange or elsewhere (“open market purchases”). These Trusts will not issue any new shares under the Plan.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, each Trust reserves the right to amend the Plan to include a service charge payable by the participants. Participants that request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078 or by calling (800) 699-1BFM. All overnight correspondence should be directed to the Plan Agent at 250 Royall Street, Canton, MA 02021.

ANNUAL REPORT	DECEMBER 31, 2009	33

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Trustees[1]

Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Trustee	Since 1994

Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer of The Conference Board, Inc. (global business research organization) from 1995 to 2007.

				102 RICs consisting of 100 Portfolios	Arch Chemical (chemical and allied products)

Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chair of the Board, Chair of the Audit Committee and Trustee	Since 2007

Partner of Robards & Company, LLC, (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development, (a not-for-profit organization) since 1987; Director of Enable Medical Corp. from 1996 to 2005; Investment Banker at Morgan Stanley from 1976 to 1987.

				102 RICs consisting of 100 Portfolios	AtriCure, Inc. (medical devices); Care Investment Trust, Inc. (health care real estate investment trust)

G. Nicholas Beckwith, III 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007

Chairman and Chief Executive Officer, Arch Street Management, LLC (Beckwith Family Foundation) and various Beckwith property companies since 2005; Chairman of the Board of Directors, University of Pittsburgh Medical Center since 2002; Director, Shady Side Hospital Foundation since 1977; Director, Beckwith Institute for Innovation In Patient Care since 1991; Member, Advisory Council on Biology and Medicine, Brown University since 2002; Trustee, Claude Worthington Benedum Foundation (charitable foundation) since 1989; Trustee, Chatham University since 1981; Trustee, University of Pittsburgh since 2002; Emeritus Trustee, Shady Side Academy since 1977; Chairman and Manager, Penn West Industrial Trucks LLC (sales, rental and servicing of material handling equipment) from 2005 to 2007; Chairman, President and Chief Executive Officer, Beckwith Machinery Company (sales, rental and servicing of construction and equipment) from 1985 to 2005; Director, National Retail Properties (REIT) from 2006 to 2008.

				102 RICs consisting of 100 Portfolios	None

Kent Dixon 55 East 52nd Street New York, NY 10055 1937	Trustee and Member of the Audit Committee	Since 1993	Consultant/Investor since 1988.	102 RICs consisting of 100 Portfolios	None

Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Trustee and Member of the Audit Committee	Since 1993

Consultant/Editor of The Journal of Portfolio Management since 2006; Professor in the Practice of Finance and Becton Fellow, Yale University, School of Management, since 2006; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.

				102 RICs consisting of 100 Portfolios	None

Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2005

President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.

				102 RICs consisting of 100 Portfolios	The McClatchy Company (publishing); BellSouth (telecommunications); Knight Ridder (publishing)

James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	102 RICs consisting of 100 Portfolios	None

34	ANNUAL REPORT	DECEMBER 31, 2009

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Trustees[1] (concluded)

Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000	102 RICs consisting of 100 Portfolios	BlackRock Kelso Capital Corp.

R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Trustee	Since 2004

Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director of Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Visiting Professor at the John F. Kennedy School of Government at Harvard University and the Harvard Business School since 1985 and at the University of Chicago since 1994; Formerly Chairman of the U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003.

				102 RICs consisting of 100 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance).

W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Trustee and Member of the Audit Committee	Since 2007

George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs since 2006; Unit Head, Finance, Harvard Business School, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School, from 1999 to 2005; Member of the faculty of Harvard Business School since 1981; Independent Consultant since 1978.

				102 RICs consisting of 100 Portfolios	None

[1]	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Date shown is the earliest date a person has served as a Trustee for the Trusts covered in this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain trustees as joining the Trusts’ board in 2007, each trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: G. Nicholas Beckwith, III since 1999; Richard E. Cavanagh since 1994; Kent Dixon since 1988; Frank J. Fabozzi since 1988; Kathleen F. Feldstein since 2005; James T. Flynn since 1996; Jerrold B. Harris since 1999; R. Glenn Hubbard since 2004; W. Carl Kester since 1998; and Karen P. Robards since 1998.

Interested Trustees[3]

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007

Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.

			173 RICs consisting of 304 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

			173 RICs consisting of 304 Portfolios	None

[3]

Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Trusts based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Trusts based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

ANNUAL REPORT	DECEMBER 31, 2009	35

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served	Principal Occupation(s) During Past Five Years

Trusts Officers[1]

Anne F. Ackerley 55 East 52nd Street New York, NY 10055 1962	President and Chief Executive Officer	Since 2009

Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised Funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Howard B. Surloff 55 East 52nd Street New York, NY 10055 1965	Secretary	Since 2007	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

[1]	Officers of the Trusts serve at the pleasure of the Board.

Investment Advisor

BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor2

BlackRock Financial
Management, Inc.
New York, NY 10055
2 For the 2018 Trusts.

Custodian

State Street Bank and
Trust Company
Boston, MA 02111

Transfer Agent

Common Shares

Computershare Trust Company, N.A.
Canton, MA 02021

Transfer Agent2

Preferred Shares

BNY Mellon Shareowner Services
Jersey City, NJ 07310

Accounting Agent

State Street Bank and
Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP
New York, NY 10036

Address of the Trusts

100 Bellevue Parkway
Wilmington, DE 19809

Effective January 1, 2010, Kent Dixon, a Trustee of the Trusts, retired. The Trusts’ Board wishes Mr. Dixon well in his retirement.

36	ANNUAL REPORT	DECEMBER 31, 2009

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on August 26, 2009 for shareholders of record on June 29, 2009 to elect trustee nominees of each Trust. The Board is organized into three classes, one class of which is elected annually. Each Trustee serves a three-year term concurrent with the class into which he or she is elected.

Approved the Class II Trustees as follows:

	Richard S. Davis		Frank J. Fabozzi				James T. Flynn		Karen P. Robards

	Votes For	Votes Withheld	Votes For		Votes Withheld		Votes For	Votes Withheld	Votes For	Votes Withheld

BMT	19,296,200	4,302,604	19,296,719		4,302,085		19,290,225	4,308,579	19,288,342	4,310,462
BPK	15,193,418	176,044	3,196	[1]	26	[1]	15,193,418	176,044	15,151,275	218,187
BJZ	5,933,027	58,460	1,377	[1]	33	[1]	5,933,027	58,460	5,930,327	61,160
BLH	3,345,934	123,391	812	[1]	13	[1]	3,345,934	123,391	3,344,934	124,391

[1]	Voted on by holders of Preferred Shares only.

Trust Certification

The Trusts are listed for trading on the New York Stock Exchange (“NYSE”) and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. Each Trust filed with the Securities and Exchange Commission (“SEC”) the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Trusts’ dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

ANNUAL REPORT	DECEMBER 31, 2009	37

Additional Information (continued)

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolio.

Quarterly performance, semi-annual and annual reports and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Trusts at (800) 441-7762.

Availability of Quarterly Schedule of Investments

Each Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Each Trust’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

38	ANNUAL REPORT	DECEMBER 31, 2009

Additional Information (concluded)

Section 19(a) Notices

These reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the year and may be subject to changes based on the tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

December 31, 2009

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share

BMT	$0.4484	$0.0016	—	$0.4500	100%	—	—	100%

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	DECEMBER 31, 2009	39

This report is transmitted to shareholders only. It is not a Prospectus. Past performance results shown in this report should not be considered a representation of future performance. BPK, BJZ and BLH leverage their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, currently set at the maximum reset rate as a result of failed auctions, may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#CEF-BK4-1209

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Kent Dixon (retired effective December 31, 2009)
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Municipal 2018 Term Trust	$28,200	$27,300	$3,500	$3,500	$6,100	$6,100	$1,028	$1,049

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

          The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

          Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Municipal 2018 Term Trust	$418,128	$415,649

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $407,500, 0%

Item 5 –

Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Kent Dixon (retired effective December 31, 2009)
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund securities to the Fund’s investment adviser (“Investment Adviser”) pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of December 31, 2009.

(a)(1)

The registrant is managed by a team of investment professionals comprised of F. Howard Downs, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock and Walter O’Connor, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Downs, Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2007, 2006 and 2006, respectively.

Portfolio Manager	Biography
F. Howard Downs	Director of BlackRock, Inc. since 2004; Vice President of BlackRock, Inc. from 1999 to 2004.
Theodore R. Jaeckel, Jr.	Managing Director at BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock, Inc. since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2)	As of December 31, 2009:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Walter O’Connor	76	0	0	0	0	0
	$19.07 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel, Jr.	76	0	0	0	0	0
	$19.07 Billion	$0	$0	$0	$0	$0
F. Howard Downs	9	3	35	0	0	0
	$1.65 Billion	$119.6 Million	$990.4 Million	$0	$0	$0

(iv)	Potential Material Conflicts of Interest

BlackRock and its affiliates (collectively, herein “BlackRock”) has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  In this connection, it should be noted that a portfolio manager may currently manage certain accounts that are subject to performance fees.  In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred.  Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time.  This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3)	As of December 31, 2009:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.  In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured.  BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated.  With respect to the portfolio managers, such benchmarks for the Fund include a combination of market-based indices (e.g., Barclays Capital Municipal Bond Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above.  Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

          Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock.  Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. O’Connor, Jaeckel and Downs have each received awards under the LTIP.

          Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. O’Connor, Jaeckel and Downs have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation.  The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.  Each portfolio manager is eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – December 31, 2009.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Walter O’Connor	None
Theodore R. Jaeckel, Jr.	None
F. Howard Downs	None

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13(a)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

12(c) –	Not Applicable to this registrant

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal 2018 Term Trust

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
BlackRock Municipal 2018 Term Trust

Date: February 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Municipal 2018 Term Trust

Date: February 23, 2010

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Municipal 2018 Term Trust

Date: February 23, 2010